UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2022

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities by a director and directors of a major subsidiary of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX - Dealings in securities by a director and directors of a major subsidiary of MiX Telematics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ John Granara
Name: John Granara
Title: Vice President and Chief Financial Officer

Date: January 3, 2022

MIX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
LEI Code: 529900S6HHR7CK7BU646
(“MiX Telematics” or “the Company”)

DEALINGS IN SECURITIES BY A DIRECTOR AND DIRECTORS OF A MAJOR SUBSIDIARY OF MIX TELEMATICS

Shareholders are advised of the following information relating to dealings in securities by a director and directors of MiX Telematics and a major subsidiary of MiX Telematics relating to the exercise of share appreciation rights (“SARs”) under the MiX Telematics Limited Long-Term Incentive Plan (“LTIP”).

Charles Tasker is exercising 750 000 SARs granted to him under the LTIP as set out in the table below and his intention is to retain all of the shares issued to him, thereby increasing his beneficial shareholding in MiX Telematics to 292 857 American Depositary Shares (equivalent to 7 321 436 ordinary shares). Mr Tasker is paying the associated costs of this transaction out of pocket.

Name of director:	Charles Tasker
Transaction date:	December 29, 2021
Class of securities:	Ordinary shares issued to settle gain from SARs exercised
Nature of transaction:	Off-market exercise of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

SARS exercised:

Award date	Number exercised	Award price	Exercise price	Total gain on SARs	Ordinary shares issued
August 31, 2015	750,000	R3.13	R8.90	R4 327 500	486 236

Catherine Lewis is exercising 125 000 SARs granted to her under the LTIP as set out in the table below. Catherine Lewis’ intention is to sell the 81 039 shares issued to her in respect of these. At the end of this process, Catherine Lewis’ existing shareholding in MiX Telematics will remain unchanged at 1 921 087 ordinary shares.

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Name of director:	Catherine Lewis
Name of subsidiary company:	MiX Telematics International (Pty) Ltd
Transaction date:	December 29, 2021
Class of securities:	Ordinary shares issued to settle gain from SARs exercised
Nature of transaction:	Off-market exercise of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

SARS exercised:

Award date	Number exercised	Award price	Exercise price	Total gain on SARs	Ordinary shares issued
August 31, 2015	125,000	R3.13	R8.90	R721 250	81 039

Rory McWilliams is exercising 200 000 SARs granted to him under the LTIP as set out in the table below. Rory McWilliams’ intention is to sell the 129 663 shares issued to him in respect of these.

Name of director:	Rory McWilliams
Name of subsidiary company:	MiX Telematics International (Pty) Ltd
Transaction date:	December 29, 2021
Class of securities:	Ordinary shares issued to settle gain from SARs exercised
Nature of transaction:	Off-market exercise of SARs under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

SARS exercised:

Award date	Number exercised	Award price	Exercise price	Total gain on SARs	Ordinary shares issued
August 31, 2015	200,000	R3.13	R8.90	R1 154 000	129 663

January 3, 2022

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